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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES  OF THE REGISTRANT


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NAME OF SUBSIDIARY                                                  STATE OF INCORPORATION
                                                                    OR ORGANIZATION
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
Hallmark Investment Group, Inc.                                     Delaware
Summit Care Corporation                                             Delaware
Summit Care Pharmacy, Inc.                                          Delaware
Alexandria Care Center, LLC                                         Delaware
Alta Care Center, LLC                                               Delaware
Anaheim Terrace Care Center, LLC                                    Delaware
Baldwin Healthcare and Rehabilitation Center, LLC                   Delaware
Bay Crest Care Center, LLC                                          Delaware
Briarcliff Nursing and Rehabilitation Center GP, LLC                Delaware
Brier Oak on Sunset, LLC                                            Delaware
Carehouse Healthcare Center, LLC                                    Delaware
Carmel Hills Healthcare and Rehabilitation Center, LLC              Delaware
Carson Senior Assisted Living, LLC                                  Delaware
Clairmont Beaumont GP, LLC                                          Delaware
Clairmont Longview GP, LLC                                          Delaware
Colonial New Braunfels GP, LLC                                      Delaware
Colonial Tyler GP, LLC                                              Delaware
Comanche Nursing Center GP, LLC                                     Delaware
Coronado Nursing Center GP, LLC                                     Delaware
Devonshire Care Center, LLC                                         Delaware
East Walnut Property, LLC                                           Delaware
Elmcrest Care Center, LLC                                           Delaware
Eureka Healthcare and Rehabilitation Center, LLC                    Delaware
Flatonia Oak Manor GP, LLC                                          Delaware
Fountain Care Center, LLC                                           Delaware
Fountain Senior Assisted Living, LLC                                Delaware
Fountain View Subacute and Nursing Center, LLC                      Delaware
Glen Hendren Property, LLC                                          Delaware
Granada Healthcare and Rehabilitation Center, LLC                   Delaware
Guadalupe Valley Nursing Center GP, LLC                             Delaware
Hallettsville Rehabilitation GP, LLC                                Delaware
Hallmark Rehabilitation GP, LLC                                     Delaware
Hancock Park Rehabilitation Center, LLC                             Delaware
Hancock Park Senior Assisted Living, LLC                            Delaware
Hemet Senior Assisted Living, LLC                                   Delaware
Highland Healthcare and Rehabilitation Center, LLC                  Delaware
Holmesdale Healthcare and Rehabilitation Center, LLC                Delaware
Holmesdale Property, LLC                                            Delaware
Hospice Care Investments, LLC                                       Delaware
Hospice Care of the West, LLC                                       Delaware
Hospitality Nursing GP, LLC                                         Delaware
Leasehold Resource Group, LLC                                       Delaware
Liberty Terrace Healthcare and Rehabilitation Center, LLC           Delaware
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NAME OF SUBSIDIARY                                                  STATE OF INCORPORATION
                                                                    OR ORGANIZATION
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
Live Oak Nursing Center GP, LLC                                     Delaware
Louisburg Healthcare and Rehabilitation Center, LLC                 Delaware
Montebello Care Center, LLC                                         Delaware
Monument Rehabilitation GP, LLC                                     Delaware
Oak Crest Nursing Center GP, LLC                                    Delaware
Oakland Manor GP, LLC                                               Delaware
Pacific Healthcare and Rehabilitation Center, LLC                   Delaware
Preferred Design, LLC                                               Delaware
Richmond Healthcare and Rehabilitation Center, LLC                  Delaware
Rio Hondo Subacute and Nursing Center, LLC                          Delaware
Rossville Healthcare and Rehabilitation Center, LLC                 Delaware
Royalwood Care Center, LLC                                          Delaware
Seaview Healthcare and Rehabilitation Center, LLC                   Delaware
Sharon Care Center, LLC                                             Delaware
Shawnee Gardens Healthcare and Rehabilitation Center, LLC           Delaware
Skilled Healthcare, LLC                                             Delaware
Southwest Payroll Services, LLC                                     Delaware
Southwood Care Center GP, LLC                                       Delaware
Spring Senior Assisted Living, LLC                                  Delaware
St. Elizabeth Healthcare and Rehabilitation Center, LLC             Delaware
St. Joseph Transitional Rehabilitation Center, LLC                  Delaware
St. Luke Healthcare and Rehabilitation Center, LLC                  Delaware
Sycamore Park Care Center, LLC                                      Delaware
Texas Cityview Care Center GP, LLC                                  Delaware
Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC       Delaware
The Clairmont Tyler GP, LLC                                         Delaware
The Earlwood, LLC                                                   Delaware
The Heights of Summerlin, LLC                                       Delaware
The Woodlands Healthcare Center GP, LLC                             Delaware
Town and Country Manor GP, LLC                                      Delaware
Travelmark Staffing, LLC                                            Delaware
Valley Healthcare Center, LLC                                       Delaware
Villa Maria Healthcare Center, LLC                                  Delaware
Vintage Park at Atchison, LLC                                       Delaware
Vintage Park at Baldwin City, LLC                                   Delaware
Vintage Park at Gardner, LLC                                        Delaware
Vintage Park at Lenexa, LLC                                         Delaware
Vintage Park at Louisburg, LLC                                      Delaware
Vintage Park at Osawatomie, LLC                                     Delaware
Vintage Park at Ottawa, LLC                                         Delaware
Vintage Park at Paola, LLC                                          Delaware
Vintage Park at Stanley, LLC                                        Delaware
Wathena Healthcare and Rehabilitation Center, LLC                   Delaware
West Side Campus of Care GP, LLC                                    Delaware
Willow Creek Healthcare Center, LLC                                 Delaware
Woodland Care Center, LLC                                           Delaware
Briarcliff Nursing and Rehabilitation Center, LP                    Delaware
Clairmont Beaumont, LP                                              Delaware
Clairmont Longview, LP                                              Delaware
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
NAME OF SUBSIDIARY                                                  STATE OF INCORPORATION
                                                                    OR ORGANIZATION
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
Colonial New Braunfels Care Center, LP                              Delaware
Colonial Tyler Care Center, LP                                      Delaware
Comanche Nursing Center, LP                                         Delaware
Coronado Nursing Center, LP                                         Delaware
Flatonia Oak Manor, LP                                              Delaware
Guadalupe Valley Nursing Center, LP                                 Delaware
Hallettsville Rehabilitation and Nursing Center, LP                 Delaware
Hallmark Rehabilitation, LP                                         Delaware
Hospice of the West, LP                                             Delaware
Hospitality Nursing and Rehabilitation Center, LP                   Delaware
Live Oak Nursing Center, LP                                         Delaware
Monument Rehabilitation and Nursing Center, LP                      Delaware
Oak Crest Nursing Center, LP                                        Delaware
Oakland Manor Nursing Center, LP                                    Delaware
SHG Resources, LP                                                   Delaware
Southwood Care Center, LP                                           Delaware
Texas Cityview Care Center, LP                                      Delaware
Texas Heritage Oaks Nursing and Rehabilitation Center, LP           Delaware
The Clairmont Tyler, LP                                             Delaware
The Woodlands Healthcare Center, LP                                 Delaware
Town and Country Manor, LP                                          Delaware
Travelmark Staffing, LP                                             Delaware
West Side Campus of Care, LP                                        Delaware
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